1Q21 Supplemental Slides1 John McCallion Chief Financial Officer Exhibit 99.3 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures.

2 Table of contents Topic Page No. Net Income (Loss) to Adjusted Earnings 3 Adjusted Earnings by Segment 4 Group Benefits Underwriting Performance 5 Variable Investment Income (VII) 6 Direct Expense Ratio 8 Cash & Capital 9 Appendix 10

3 Net income (loss) to adjusted earnings 1Q21 (post-tax) $ in millions $ per share1 Net Income (Loss) $290 $0.33 Less: Net Investment Gains (Losses) 106 0.12 Net Derivative Gains (Losses) (1,766) (1.98) Investment Hedge Adjustments (174) (0.20) Other 159 0.18 Adjusted Earnings $1,965 $2.20 1 The per share data for each item is calculated on a standalone basis and may not sum to the total.

4 ($ in millions - post-tax) 1Q21 1Q20 % Change % Change (Constant Rate) Highlights 2 Group Benefits $93 $312 (70%) - Underwriting Margins; + Volume Growth Retirement and Income Solutions 691 359 92% + Investment Margins; + Underwriting Margins; + Volume Growth Property & Casualty — 109 1Q21 results reflected in divested businesses U.S. 784 780 1% Asia 623 350 78% 70% + Investment Margins; + Volume Growth; + Underwriting Margins Latin America 40 95 (58%) (57%) - Underwriting Margins; + Equity Markets EMEA 71 78 (9%) (11%) - Underwriting Margins; - Expense Margins MetLife Holdings 618 277 123% + Investment Margins; + Equity Markets + Underwriting Margins Corporate & Other (171) (131) - Taxes; - Preferred Stock Dividend; + Expense Margins Adjusted Earnings $1,965 $1,449 36% 34% Adjusted EPS $2.20 $1.58 39% 38% Adjusted earnings by segment1 1 There were no notable items in the first quarter of 2021 or 2020. 2 To be discussed on MetLife, Inc.'s first quarter 2021 earnings conference call and audio webcast.

1Q21 Group Benefits underwriting impacted by COVID-19

	1Q21 Group Benefits Underwriting				
	Annual Target Ratios[1]	Underwriting Ratios[1]	COVID-19 Impact on Ratios	COVID-19 Impact on Adjusted Earnings	Highlights
Group Life	85-90%[2]	106.3%[2]	(~17 pts)	(~$280M)	Higher claim frequency and increased severity
Group Non-Medical Health	70-75%[3]	71.1%[3]	~1 pt	~$25M	Favorable experience across most products

[1] Results are derived from insurance and non-administrative services-only contracts. [2] Group life mortality ratio. Excludes certain experience-rated contracts and includes accidental death and dismemberment. [3] Group non-medical health interest adjusted benefit ratio. Includes dental, group and individual disability, accident & health, critical illness, vision and other health. Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

MetLife

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6 1 Quarterly VII range of $300 million - $350 million, based on full year 2021 guidance range of $1.2 - $1.4 billion. 1Q21 VII driven by strong private equity returns 1Q20 2Q20 3Q20 4Q20 1Q21 ($ in millions - pre-tax) Private Equity Other $0 $351 ($555) $652 $778 $1,390 Top end of quarterly range1

7 ($ in millions - post-tax) 1Q211 Group Benefits $11 Retirement and Income Solutions 390 U.S. 401 Asia 273 Latin America 17 EMEA — MetLife Holdings 381 Corporate & Other 26 Total Variable Investment Income $1,098 1 Post-tax assumes a 21% rate. 1Q21 VII by segment

8 12.0% 12.4% 11.4% 12.3% 12.0% 11.0% 1Q20 2Q20 3Q20 4Q20 2020 1Q21 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 12.3% Target Favorable 1Q21 direct expense ratio1 driven by Adjusted PFO growth and ongoing discipline

9 Holding Company Cash1 $5.3B $6.6B $7.8B $4.5B 1Q20 2Q20 3Q20 4Q20 1Q21 Cash & capital 1 Includes cash and liquid assets at MetLife, Inc. and other holding companies at quarter-end. 2 Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company. 3 MetLife calculates RBC annually as of December 31 and, accordingly, the calculation does not reflect conditions and factors occurring after the year end. 4 Based on estimates and excludes Property & Casualty for both periods. 5 Solvency ratio of MetLife's insurance subsidiary in Japan, which is calculated quarterly and does not reflect conditions and factors occurring after December 31, 2020. $3.0B to $4.0B Cash Buffer Capital • Completed $1 billion of share repurchases in 1Q21 • Received $3.94B from P&C sale on 4/7/21 • 2020 Combined NAIC Risk-Based Capital ratio2,3 of 392%, above 360% target • Expected total U.S. Statutory Adjusted Capital2,4 of $16.7 billion at 3/31/21, down 2% from 12/31/20 • Japan Solvency Margin ratio5 of 967% at 12/31/20 $3.8B

Appendix

11 Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, such as “assumes,” “expected,” “guidance,” and “target,” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.

12 Explanatory Note on Non-GAAP and Other Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) net income (loss) per share; (ii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (iii) adjusted earnings; and (iii) adjusted earnings available to common shareholders; and (iv) adjusted earnings per share. (iv) adjusted earnings available to common shareholders per diluted common share. In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfers (PRT); (ii) premiums, fees and other revenues; (iii) adjusted capitalization of deferred policy acquisition costs (DAC); (iii) capitalization of DAC; (iv) adjusted earnings available to common shareholders; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) adjusted earnings available to common shareholders, excluding total notable items; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders per diluted common share; (vi) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (vii) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted other expenses; (viii) other expenses; (ix) adjusted other expenses, net of adjusted capitalization of DAC; (ix) other expenses, net of capitalization of DAC; (x) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses; (x) other expenses, net of capitalization of DAC; (xi) adjusted expense ratio; (xi) expense ratio; (xii) adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT; (xii) expense ratio; (xiii) direct expenses; (xiii) other expenses; (xiv) direct expenses, excluding total notable items related to direct expenses; (xiv) other expenses; (xv) direct expense ratio; and (xv) expense ratio; and (xvi) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xvi) expense ratio.

13 Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period and applied to the comparable prior period. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s quarterly financial supplement and earnings news release, which are available at www.metlife.com. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non- core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP (Divested businesses). Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments. Explanatory Note on Non-GAAP and Other Financial Information (Continued)

14 Explanatory Note on Non-GAAP and Other Financial Information (Continued) The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: • Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (Unearned revenue adjustments) and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); • Net investment income: (i) includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (Investment hedge adjustments), (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder- directed equity securities, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL under GAAP; and • Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses: • Policyholder benefits and claims and policyholder dividends excludes: (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) changes in the policyholder dividend obligation related to NIGL and NDGL, (iii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments, (iv) benefits and hedging costs related to GMIBs (GMIB costs), and (v) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); • Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes certain amounts related to net investment income earned on contractholder-directed equity securities; • Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; • Amortization of negative VOBA excludes amounts related to Market value adjustments; • Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and • Other expenses excludes: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements costs (Regulatory implementation costs), and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. Expense ratio, direct expense ratio, adjusted expense ratio and related measures: • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

15 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information: • U.S.: ◦ Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. ◦ Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate- owned life insurance. ◦ Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity. • Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders.

Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders

(In millions, except per share data)	1Q21	1Q21 Earnings Per Weighted Average Common Share Diluted[1]	1Q20	1Q20 Earnings Per Weighted Average Common Share Diluted[1]
Net Income (loss) available to MetLife, Inc.'s common shareholders	$ 290	$ 0.33	$ 4,366	$ 4.75
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:				
Less: Net investment gains (losses)	134	0.15	(288)	(0.31)
Less: Net derivative gains (losses)	(2,235)	(2.51)	4,201	4.57
Less: Other adjustments to net income (loss)[2]	(174)	(0.19)	(65)	(0.08)
Less: Provision for income tax (expense) benefit	605	0.69	(928)	(1.01)
Add: Net income (loss) attributable to noncontrolling interests	5	0.01	3	—
Adjusted earnings available to common shareholders	1,965	2.20	1,449	1.58
Less: Total notable items	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 1,965	$ 2.20	$ 1,449	$ 1.58
Adjusted earnings available to common shareholders on a constant currency basis	$ 1,965	$ 2.20	$ 1,466	$ 1.59
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$ 1,965	$ 2.20	$ 1,466	$ 1.59
Weighted average common shares outstanding - diluted		892.1		920.0

MetLife

[1] Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

[2] Includes investment hedge adjustments.

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Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items

(In millions)	1Q21 U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 784	$ 93	$ 691	$ —	$ 623	$ 40	$ 71	$ 618	$ (171)
Less: Total notable items	—	—	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 784	$ 93	$ 691	$ —	$ 623	$ 40	$ 71	$ 618	$ (171)
Adjusted earnings available to common shareholders on a constant currency basis					$ 623	$ 40	$ 71		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 623	$ 40	$ 71		

(In millions)	1Q20 U.S.[1]	Group Benefits[1]	Retirement and Income Solutions[1]	Property & Casualty[1]	Asia	Latin America	EMEA	MetLife Holdings[1]	Corporate & Other[1]
Adjusted earnings available to common shareholders	$ 780	$ 312	$ 359	$ 109	$ 350	$ 95	$ 78	$ 277	$ (131)
Less: Total notable items	—	—	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$ 780	$ 312	$ 359	$ 109	$ 350	$ 95	$ 78	$ 277	$ (131)
Adjusted earnings available to common shareholders on a constant currency basis					$ 367	$ 93	$ 80		
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis					$ 367	$ 93	$ 80		

MetLife

[1]Results on a constant currency basis are not included as constant currency impact is not significant.

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Expense Detail and Ratios

(In millions, except ratio data)

	1Q20	2Q20	3Q20	4Q20	2020	1Q21
Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC						
Capitalization of DAC	$ (774)	$ (671)	$ (764)	$ (804)	$ (3,013)	$ (775)
Less: Divested businesses	(3)	(2)	—	—	(5)	(89)
Adjusted capitalization of DAC	$ (771)	$ (669)	$ (764)	$ (804)	$ (3,008)	$ (686)
Reconciliation of Other Expenses to Adjusted Other Expenses						
Other expenses	$ 3,047	$ 2,872	$ 2,954	$ 3,262	$ 12,135	$ 3,116
Less: Noncontrolling interests	(3)	(7)	(4)	(2)	(16)	(6)
Less: Regulatory implementation costs	2	—	6	12	20	(3)
Less: Acquisition, integration and other costs	6	—	7	29	42	4
Less: TSA fees	42	39	39	39	159	35
Less: Divested businesses	19	23	7	9	58	232
Adjusted other expenses	$ 2,981	$ 2,817	$ 2,899	$ 3,175	$ 11,872	$ 2,854
Other Detail and Ratios						
Other expenses	$ 3,047	$ 2,872	$ 2,954	$ 3,262	$ 12,135	$ 3,116
Capitalization of DAC	(774)	(671)	(764)	(804)	(3,013)	(775)
Other expenses, net of capitalization of DAC	$ 2,273	$ 2,201	$ 2,190	$ 2,458	$ 9,122	$ 2,341
Premiums, fees and other revenues	$ 11,336	$ 10,491	$ 11,887	$ 15,772	$ 49,486	$ 12,349
Expense ratio	20.1 %	21.0 %	18.4 %	15.6 %	18.4 %	19.0 %
Direct expenses	$ 1,344	$ 1,287	$ 1,288	$ 1,423	$ 5,342	$ 1,259
Less: Total notable items related to direct expenses	—	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses	$ 1,344	$ 1,287	$ 1,288	$ 1,423	$ 5,342	$ 1,259
Adjusted other expenses	$ 2,981	$ 2,817	$ 2,899	$ 3,175	$ 11,872	$ 2,854
Adjusted capitalization of DAC	(771)	(669)	(764)	(804)	(3,008)	(686)
Adjusted other expenses, net of adjusted capitalization of DAC	$ 2,210	$ 2,148	$ 2,135	$ 2,371	$ 8,864	$ 2,168
Less: Total notable items related to adjusted other expenses	—	—	—	—	—	—
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	$ 2,210	$ 2,148	$ 2,135	$ 2,371	$ 8,864	$ 2,168
Adjusted premiums, fees and other revenues	$ 11,216	$ 10,401	$ 11,820	$ 15,700	$ 49,137	$ 11,413
Less: PRT	(9)	(6)	487	4,163	4,635	—
Adjusted premiums, fees and other revenues, excluding PRT	$ 11,225	$ 10,407	$ 11,333	$ 11,537	$ 44,502	$ 11,413
Direct expense ratio	12.0 %	12.4 %	10.9 %	9.1 %	10.9 %	11.0 %
Direct expense ratio, excluding total notable items related to direct expenses and PRT	12.0 %	12.4 %	11.4 %	12.3 %	12.0 %	11.0 %
Adjusted expense ratio	19.7 %	20.7 %	18.1 %	15.1 %	18.0 %	19.0 %
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	19.7 %	20.6 %	18.8 %	20.6 %	19.9 %	19.0 %

MetLife

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19 Premiums, Fees and Other Revenues (In millions) 1Q20 2Q20 3Q20 4Q20 2020 1Q21 Total Company - Premiums, Fees and Other Revenues Premiums, fees and other revenues $ 11,336 $ 10,491 $ 11,887 $ 15,772 $ 49,486 $ 12,349 Less: Unearned revenue adjustments 18 5 2 8 33 — Less: GMIB fees 26 25 26 25 102 25 Less: Settlement of foreign currency earnings hedges — — — — — — Less: TSA fees 42 39 39 39 159 35 Less: Divested businesses 34 21 — — 55 876 Adjusted premiums, fees and other revenues $ 11,216 $ 10,401 $ 11,820 $ 15,700 $ 49,137 $ 11,413

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